Supplement to the Milestone Funds
Treasury Obligations Portfolio
Premium Shares
March 30, 2001 Prospectus and Statement of Additional Information

The following information reflects recent updates and replaces similar information found on the back cover of the prospectus:

The Statement of Additional Information, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov).
You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

The following information replaces similar information found in "Additional Investment Strategies" in the Investment
Objective and Principal Investment Strategies section on page 5 of the prospectus:

The Portfolio may also invest in other investment companies and may invest up to 10% of its net assets in illiquid securities.

The following information reflects recent updates and replaces similar information under the caption
"Distribution Plan" in the Other Information section on page 10 of the prospectus:

The Trust has adopted a Distribution Plan for the Premium Shares of the Portfolio, pursuant to Rule
12b-1 under the Investment Company Act of 1940.
Under the plan, the Premium Shares are authorized to pay the Adviser a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Service Shares and/or shareholder support services. The Premium Shares may pay the Adviser a 12b-1 fee at the annual rate of 0.35% of its average net assets, or such lesser amount as the Trustees may determine from time to time. The
Premium Shares currently pay the Adviser a monthly
12b-1 fee at an annual rate of 0.19% of its average net assets throughout the month. The Premium Shares'
12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Service Shares shareholders to do so.

The following information reflects recent updates and replaces the information found in the "Management of the Portfolio - Administrator" section of the Statement of Additional Information on page 8:

Milestone Capital Management, L.P. also acts as administrator ("the Administrator") to the Trust pursuant to an Administration Agreement with the Trust on behalf of the Portfolio. The Administrator provides management and administrative services necessary to the operation of the Trust (which include, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, custodian, and other service providers, and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities. The Administration Agreement is automatically renewed each year for a period of one year.

The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Portfolio by vote of the Portfolio's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement also provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration
Agreement.

As compensation for services performed under the Administration Agreement, the Administrator receives a monthly fee calculated at the annual rate of .04% of the assets of the Portfolio taken as a whole, and allocated to each class based on the number of shareholders in that class, services provided, and other factors. This may result in each class being charged more or less than .04% of its respective assets for administration expenses.

Pursuant to a sub-administration agreement, the Administrator has delegated certain of its duties to The Bank of New York.